UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2021

Date of reporting period:	December 1, 2020 — May 31, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Short-Term Municipal Income Fund

Semiannual report
5 | 31 | 21

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PSMEX

Putnam
Short-Term Municipal
Income Fund

Semiannual report
5 | 31 | 21

Message from the Trustees

July 8, 2021

Dear Fellow Shareholder:

This summer, the economy is in a much different condition than a year ago, or even six months ago. Most states have lifted the Covid-19 pandemic-related restrictions, and U.S. gross domestic product has returned nearly to pre-2020 levels. However, the global economy is a different story. Beyond our shores, many nations lag the United States in vaccination rates and business activity.

While there are reasons to feel some relief, it’s important to recognize what may be a new normal. Many changes hastened by the pandemic could be lasting. Dynamic, well-managed companies have adapted to seize new, more sustainable growth opportunities.

An active investment philosophy is well suited to this time. Putnam’s research teams are analyzing the fundamentals of what has stayed the same and what has changed to uncover valuable investment insights and potential risks.

Thank you for investing with Putnam.

Municipal bonds finance important public projects, such as schools, roads, and hospitals. The bonds are backed by the issuing city, town, or other government entity or by revenues collected from usage fees. However, unlike U.S. Treasuries and corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes.

Putnam Short-Term Municipal Income Fund offers an additional advantage — the flexibility to invest in municipal bonds issued by any state or local government in the country. The fund invests mainly in bonds that have short-term maturities from three years or less and are investment grade in quality. Because an issuer’s fiscal health can affect the prices of its bonds, this flexibility is a distinct advantage.

2 Short-Term Municipal Income Fund

The bottom line: Income you keep after paying taxes matters more than pre-tax yield

You keep more income from municipal bonds because it is exempt from most state and federal income taxes.

Sources: Putnam, Bloomberg Index Services Limited, as of 5/31/21. Past performance is no guarantee of future results. Yields for U.S. Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, an unmanaged index of U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury; the Bloomberg Barclays U.S. Corporate Bond Index, an unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable corporate bonds; and the Bloomberg Barclays Municipal Bond Index, an unmanaged index of long-term fixed-rate, investment-grade tax-exempt bonds, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Annual after-tax income is based on a 40.80% federal income tax rate. This rate reflects the Tax Cuts and Jobs Act of 2017 and includes the 3.80% Medicare surtax. The income data is based on a hypothetical $100,000 investment.

Defaults in the municipal bond market have been a relative rarity

Source: Moody’s Investors Service, Annual U.S. Municipal Bond Defaults and Recoveries, Five-Year Average Cumulative Default Rates, 1970–2019 (July 2020). Most recent data available.

Short-Term Municipal Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 2.25%; had they, returns would have been lower. See below and pages 9–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Returns for periods of less than one year are not annualized.

All Bloomberg Barclays indices provided by Bloomberg Index Services Limited.

Lipper peer group average provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/21. See above and pages 9–12 for additional fund performance information. Index descriptions can be found on pages 15–16.

All Bloomberg Barclays indices provided by Bloomberg Index Services Limited.

4 Short-Term Municipal Income Fund

Garrett, how was the market for short-term municipal bonds during the reporting period?

U.S. Treasury rates moved higher, pushing short-term municipal bond yields higher as well. Interest rates moved higher in response to the reopening of the U.S. economy and investors pricing in higher inflation expectations. The rise was most pronounced in February 2021. Investors were worried that additional stimulus measures would accelerate the economic recovery and inflationary pressures. However, yields on short-term municipal bonds were somewhat constrained by the Federal Reserve’s monetary policy of holding short-term interest rates near zero. Consequently, shorter-term bonds did not experience the same degree of price deterioration as intermediate-term bonds.

Municipals regained their footing in March 2021, with President Biden’s signing of the $1.9 trillion American Rescue Plan. This Covid-19-relief bill included another round of stimulus checks and $350 billion in aid to state and local governments. Later in the month, with inflation concerns still on the minds of investors, the Fed downplayed the possibility that it would reduce its support for the economy any time soon. Fed

Short-Term Municipal Income Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 5/31/21. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/21. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 Short-Term Municipal Income Fund

officials also revised their economic outlook for stronger growth for 2021 and affirmed that they still expected to keep interest rates near zero until 2023. Inflation fears eased, and the bellwether 10-year U.S. Treasury bond rate fell and remained in a narrow trading range for the balance of the period.

Despite returns coming under pressure due to higher rates, the technical backdrop remained supportive of the asset class, with record demand exceeding average supply. Municipals continued to see robust interest from institutional separately managed accounts and mutual funds. For the six months ended May 31, 2021, the Bloomberg Barclays 3-Year Municipal Bond Index [the fund’s benchmark] rose 0.62%, outperforming the broader U.S. fixed income markets, which delivered negative performance, and U.S. Treasuries with similar maturities.

From a credit perspective, higher-yielding, lower-rated municipal bonds outperformed investment-grade municipal bonds. Within revenue-based bonds, the top-performing sectors for the period were hospitals and transportation, while electric utility and water- and sewer-backed bonds were the biggest underperformers.

What is your current assessment of the health of the municipal bond market?

Credit fundamentals continue to improve, in our view. We’ve seen an uptick in state and local tax revenue from second-quarter 2020 crisis levels, although states with income taxes have generally navigated the pandemic better than states that rely more on sales taxes. Furthermore, we believe improving economic activity, job growth, home-price appreciation, and the federal government’s direct aid to state and local governments are supporting a recovery in credit fundamentals. And despite pandemic-related challenges, defaults remained low and within long-term ranges during the period. In 2020, the default rate represented less than 0.25% of the overall municipal bond market, and defaults within the investment-grade-rated universe were a rare occurrence.

How did the fund perform during the period?

For the six months ended May 31, 2021, the fund outperformed its benchmark and the average return of its Lipper peer group, Short Municipal Debt Funds.

What strategies or holdings influenced the fund’s performance?

During the period, the fund’s duration positioning, or interest-rate sensitivity, was generally neutral relative to its Lipper peer group given our interest-rate outlook. With regard to credit risk, the fund held an overweight position in lower-investment-grade securities rated A and BBB and some portions of the lower-rated, high-yield municipal bond market relative to its Lipper peer group. This positioning reflected our view that with economic growth improving, credit spreads were likely to narrow. [Credit spreads reflect the difference in yield between higher- and lower-rated municipal bonds.] Narrowing credit spreads tend to reflect improving creditworthiness, which, in turn, can lead to higher prices.

While the fund focuses on short-term municipal bonds with maturities under three years on average, the fund had an average effective maturity of three years that was longer than that of its Lipper peer group during the period. From a sector- or industry-positioning perspective, the fund held overweight exposures to hospital-backed, transportation, and private higher-education bonds relative to its Lipper peer group.

Short-Term Municipal Income Fund 7

The fund’s exposure to state and local governments was limited to those with, in our view, diverse tax bases and the ability to enact broad revenue enhancements or expense cuts. As part of our strategy for state debt, we held an overweight exposure to Illinois relative to the Lipper peer group. We believe Illinois’s financial profile continues to stabilize and that its flexibility and credit fundamentals were not completely reflected by market spreads.

We remain cautious about Puerto Rico due to what we believe are its seemingly fragile economy, weak demographic trends, poor-quality infrastructure, volatile political environment, and history of fiscal mismanagement. As such, the fund remained underweight in its exposure to uninsured Puerto Rico municipal debt relative to its Lipper peer group. We continue to monitor the Commonwealth’s ongoing restructuring efforts for potential opportunities.

What is your outlook for the municipal bond market as we head into the second half of 2021?

If an infrastructure bill is passed, it would likely be positive for many municipal borrowers, particularly state and local governments, transit agencies, airports, and other entities that typically finance transportation infrastructure. Water/sewer and electric utilities are also likely to benefit from a broad infrastructure bill. In our view, federal grants for these projects would reduce the need for municipal borrowers to issue debt to cover these essential services. This could increase fiscal flexibility for these borrowers while avoiding higher debt burdens.

As the U.S. economy gains momentum and sectors reopen more fully, the Fed may begin to pivot from its extremely supportive stance toward a less accommodative posture. We believe the pace of interest-rate normalization will be gradual, but the transition may produce heightened volatility as investors digest the Fed’s messaging. In this environment, we’ll continue to seek a competitive yield while striving to protect investors’ capital through prudent security selection and active risk management.

Thank you, Garrett, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

8 Short-Term Municipal Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2021, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/21

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Class A (3/18/13)
Before sales charge	9.82%	1.15%	7.92%	1.54%	6.79%	2.21%	2.47%	0.94%
After sales charge	7.34	0.87	5.49	1.08	4.39	1.44	0.17	–1.33
Class B (3/18/13)
Before CDSC	8.09	0.95	6.85	1.33	6.15	2.01	2.27	0.74
After CDSC	8.09	0.95	6.85	1.33	6.15	2.01	1.27	–0.26
Class C (3/18/13)
Before CDSC	4.52	0.54	4.02	0.79	4.45	1.46	1.62	0.47
After CDSC	4.52	0.54	4.02	0.79	4.45	1.46	0.62	–0.53
Class R6 (5/22/18)
Net asset value	12.08	1.40	9.28	1.79	7.60	2.47	2.65	0.97
Class Y (3/18/13)
Net asset value	12.08	1.40	9.28	1.79	7.59	2.47	2.73	1.06

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 2.25% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 1.00% in the first year, declining over time to 0.50% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1.00% CDSC for the first year that is eliminated thereafter. Class R6 and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

Short-Term Municipal Income Fund 9

Comparative index returns For periods ended 5/31/21

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Bloomberg Barclays 3-Year
Municipal Bond Index	14.45%	1.66%	9.84%	1.89%	8.68%	2.81%	1.65%	0.62%
Lipper Short Municipal
Debt Funds category	9.20	1.07	6.98	1.36	5.89	1.92	1.68	0.45
average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

All Bloomberg Barclays indices provided by Bloomberg Index Services Limited.

Lipper peer group average provided by Lipper, a Refinitiv company.

* Over the 6-month, 1-year, 3-year, 5-year, and life-of-fund periods ended 5/31/21, there were 148, 143, 126, 108, and 88 funds, respectively, in this Lipper category.

10 Short-Term Municipal Income Fund

Fund price and distribution information For the six-month period ended 5/31/21

Distributions	Class A		Class B	Class C	Class R6	Class Y
Number	6		6	6	6	6
Income[1]	$0.040931		$0.031326	$0.003456	$0.054538	$0.053753
Capital gains[2]
Long-term gains	—		—	—	—	—
Short-term gains	0.013900		0.013900	0.013900	0.013900	0.013900
Total	$0.054831		$0.045226	$0.017356	$0.068438	$0.067653
	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value
11/30/20	$10.15	$10.38	$10.16	$10.15	$10.15	$10.15
5/31/21	10.19	10.42	10.19	10.18	10.18	10.19
	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value
Current dividend rate[3]	0.67%	0.66%	0.57%	0.05%	0.94%	0.92%
Taxable equivalent[4]	1.13	1.11	0.96	0.08	1.59	1.55
Current 30-day
SEC yield (with
expense limitation)[5,6]	N/A	0.18	0.05	–0.55	0.44	0.43
Taxable equivalent[4]	N/A	0.30	0.08	N/A	0.74	0.73
Current 30-day
SEC yield (without
expense limitation)[6]	N/A	–0.16	–0.36	–0.90	0.08	0.08

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (2.25% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 40.80% federal and state combined tax rate for 2021. Results for investors subject to lower tax rates would not be as advantageous.

5 For a portion of the period, the fund had expense limitations, without which yields would have been lower.

6 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Short-Term Municipal Income Fund 11

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/21

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Class A (3/18/13)
Before sales charge	9.87%	1.14%	7.82%	1.52%	6.59%	2.15%	2.01%	0.67%
After sales charge	7.40	0.87	5.39	1.06	4.20	1.38	–0.28	–1.59
Class B (3/18/13)
Before CDSC	8.14	0.95	6.75	1.32	5.96	1.95	1.82	0.59
After CDSC	8.14	0.95	6.75	1.32	5.96	1.95	0.82	–0.41
Class C (3/18/13)
Before CDSC	4.57	0.54	3.92	0.77	4.17	1.37	1.20	0.22
After CDSC	4.57	0.54	3.92	0.77	4.17	1.37	0.20	–0.78
Class R6 (5/22/18)
Net asset value	12.16	1.40	9.18	1.77	7.40	2.41	2.18	0.80
Class Y (3/18/13)
Net asset value	12.16	1.40	9.18	1.77	7.39	2.41	2.27	0.80

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R6	Class Y
Net expenses for the fiscal year
ended 11/30/20*	0.59%	0.79%	1.34%	0.33%	0.34%
Total annual operating expenses for the fiscal
year ended 11/30/20	1.06%	1.26%	1.81%	0.80%	0.81%
Annualized expense ratio for the six-month
period ended 5/31/21	0.59%	0.79%	1.34%	0.33%	0.34%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 3/30/22.

12 Short-Term Municipal Income Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 12/1/20 to 5/31/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$2.96	$3.95	$6.70	$1.65	$1.70
Ending value (after expenses)	$1,009.40	$1,007.40	$1,004.70	$1,009.70	$1,010.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/21, use the following calculation method. To find the value of your investment on 12/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$2.97	$3.98	$6.74	$1.66	$1.72
Ending value (after expenses)	$1,021.99	$1,020.99	$1,018.25	$1,023.29	$1,023.24

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Short-Term Municipal Income Fund 13

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Interest the fund receives might be taxable. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

14 Short-Term Municipal Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 2.25% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1.00% maximum during the first year to 0.50% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays 3-Year Municipal Bond Index is an unmanaged index of publicly issued investment-grade corporate, U.S. Treasury, and government agency securities with remaining maturities of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Short-Term Municipal Income Fund 15

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or limited, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16 Short-Term Municipal Income Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2021, Putnam employees had approximately $579,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2021. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2020 through December 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2020. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Short-Term Municipal Income Fund 17

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18 Short-Term Municipal Income Fund

The fund’s portfolio 5/31/21 (Unaudited)

Key to holding’s abbreviations

AGM Assured Guaranty Municipal Corporation
AMBAC AMBAC Indemnity Corporation
BAM Build America Mutual
FHA Insd. Federal Housing Administration Insured
FNMA Coll. Federal National Mortgage Association Collateralized
FRB Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
G.O. Bonds General Obligation Bonds
NATL National Public Finance Guarantee Corporation

MUNICIPAL BONDS AND NOTES (86.4%)*	Rating**	Principal amount	Value
Alabama (1.4%)
AL State Special Care Fac. Fin. Auth. Mandatory Put Bonds (11/1/22), (Ascension Health Credit Group), Ser. 06C-1, 1.85%, 11/15/46	AA+	$500,000	$512,072
Black Belt Energy Gas Dist., Gas Supply Mandatory Put Bonds (7/1/22), Ser. A, 4.00%, 8/1/47	Aa2	150,000	155,525
			667,597
Arizona (0.3%)
AZ State Indl. Dev. Auth. Ed. 144A Rev. Bonds, (BASIS Schools, Inc.), Ser. A, 4.00%, 7/1/21	BB	25,000	25,055
Glendale, Indl. Dev. Auth. Sr. Living Fac. Rev. Bonds, (Royal Oaks Life Care Cmnty.), 4.00%, 5/15/22	BBB−/F	100,000	102,538
Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds, (Great Hearts Academies), 3.75%, 7/1/24	BBB−	5,000	5,226
			132,819
California (19.5%)
CA Hlth. Fac. Fin. Auth. Rev. Bonds, (Adventist Hlth. Syst./West Oblig. Group), Ser. A, 4.00%, 3/1/43	A	230,000	241,212
CA Muni. Fin. Auth. Rev. Bonds, (Channing House), Ser. A, 5.00%, 5/15/23	AA−	650,000	712,075
CA School Fac. Fin. Auth. 144A Rev. Bonds, (Green Dot Pub. Schools), Ser. A, 5.00%, 8/1/21	BBB−	100,000	100,548
CA State Mandatory Put Bonds (12/1/21), Ser. B, 0.835%, 12/1/31 (Prerefunded (6/1/21))	Aa2	1,000,000	1,000,000
CA State Charter School Fin. Auth. 144A Rev. Bonds, (Summit Pub. Schools), 5.00%, 6/1/22	Baa3	105,000	107,628
CA State Enterprise Dev. Auth. Student Hsg. Rev. Bonds, (Provident Group-SDSU Properties, LLC), Ser. A
5.00%, 8/1/26	Baa3	100,000	120,922
5.00%, 8/1/24	Baa3	100,000	113,735
5.00%, 8/1/22	Baa3	50,000	52,734
CA State Infrastructure & Econ. Dev. Bank
Mandatory Put Bonds (8/1/21), (CA Academy of Sciences), Ser. D, 0.444%, 8/1/47	A2	200,000	200,016
Mandatory Put Bonds (4/1/22), (J. Paul Getty Trust (The)), Ser. A-2, 0.407%, 10/1/47	Aaa	500,000	500,436
Mandatory Put Bonds (8/1/24), (CA Academy of Sciences), 0.40%, 8/1/47 ##	A2	1,000,000	1,002,500

Short-Term Municipal Income Fund 19

MUNICIPAL BONDS AND NOTES (86.4%)* cont.	Rating**	Principal amount	Value
California cont.
CA State Infrastructure & Econ. Dev. Bank 144A Mandatory Put Bonds (7/1/21), (DesertXpress Enterprises, LLC), 0.45%, 1/1/50	VMIG 1	$1,500,000	$1,500,096
CA State Muni. Fin. Auth Mobile Home Park Rev. Bonds, (Caritas Affordable Housing, Inc.), Ser. A, 5.00%, 8/15/23	A−	510,000	557,880
CA State Muni. Fin. Auth. Rev. Bonds, (HumanGood Oblig. Group), Ser. A, 4.00%, 10/1/30	A−/F	165,000	188,228
CA State Tobacco Securitization Agcy. Rev. Bonds, (Gold Country Settlement Funding Corp.), Ser. A, 5.00%, 6/1/23	A	1,025,000	1,123,716
Fontana, Special Tax, (Cmnty. Fac. Dist. No. 85), 3.00%, 9/1/23	BB+/P	250,000	261,698
Port of Oakland Rev. Bonds
5.00%, 5/1/28	A2	500,000	629,835
1.181%, 5/1/25	A1	600,000	606,563
San Bernardino Cnty., FRB, Ser. C, 0.34%, 8/1/23	AA+	375,000	372,714
San Juan, Unified School Dist. G.O. Bonds, Ser. B, 5.00%, 8/1/23 (Prerefunded 8/1/22)	Aa2	100,000	105,735
			9,498,271
Colorado (4.3%)
CO E-470 Pub. Hwy. Auth. Mandatory Put Bonds (9/1/21), Ser. A, 0.482%, 9/1/39	A2	500,000	500,003
E-470 Pub. Hwy. Auth. Mandatory Put Bonds (9/1/24), Ser. B, 0.357%, 9/1/39	A2	1,000,000	1,000,298
High Plains Co. Metro. Dist. G.O. Bonds, NATL, 4.00%, 12/1/21	A2	150,000	152,624
Regl. Trans. Dist. Rev. Bonds, (Denver Transit Partners, LLC)
5.00%, 7/15/25	Baa2	160,000	187,085
5.00%, 7/15/24	Baa2	100,000	113,452
Southlands, Metro. Dist. No. 1 G.O. Bonds, Ser. A-1, 3.00%, 12/1/22	Ba1	39,000	39,727
U. of CO Hosp. Auth. Mandatory Put Bonds (3/1/22), (UCHA Oblig. Group.), Ser. C-2, 5.00%, 11/15/38	AA	100,000	101,191
			2,094,380
Connecticut (4.3%)
CT State Hlth. & Edl. Fac. Auth. Rev. Bonds, (Stamford Hosp. Oblig. Group (The)), Ser. L-1
4.00%, 7/1/25	BBB+	600,000	679,029
4.00%, 7/1/24	BBB+	500,000	552,581
CT State Hsg. Fin. Auth. Rev. Bonds
Ser. D2, 3.00%, 5/15/24	Aaa	600,000	629,346
Ser. G, 2.75%, 5/15/26	Aaa	235,000	238,934
			2,099,890
District of Columbia (1.0%)
DC Rev. Bonds
(D.C. Intl. School), 5.00%, 7/1/27	BBB	300,000	353,718
(KIPP DC), 5.00%, 7/1/23	BBB+	100,000	108,683
			462,401

20 Short-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (86.4%)* cont.	Rating**	Principal amount	Value
Florida (2.3%)
FL State Dev. Fin. Corp. Ed. Fac. Rev. Bonds, (Nova Southeastern U., Inc.), 5.00%, 4/1/29	A−	$150,000	$190,556
Jacksonville, Port Auth. Rev. Bonds, 4.50%, 11/1/32 (Prerefunded 11/1/22)	A2	855,000	901,997
			1,092,553
Georgia (2.3%)
Burke Cnty., Dev. Auth. Poll. Control Mandatory Put Bonds (2/3/25), (Oglethorpe Pwr. Corp.), 1.50%, 1/1/40	Baa1	300,000	307,376
Main Street Natural Gas, Inc. Gas Supply Mandatory Put Bonds (9/1/23), Ser. B, 0.824%, 4/1/48	Aa2	800,000	804,475
			1,111,851
Hawaii (0.5%)
HI State Harbor Syst. Rev. Bonds, Ser. B, 0.90%, 7/1/23	Aa3	250,000	250,542
			250,542
Illinois (8.2%)
Chicago, G.O. Bonds, Ser. A, 5.00%, 1/1/22	BBB+	250,000	255,974
Chicago, Board of Ed. G.O. Bonds, Ser. E, 5.00%, 12/1/21	BB	100,000	102,304
Chicago, Waste Wtr. Transmission Rev. Bonds, 5.00%, 1/1/23	A	200,000	205,498
IL State G.O. Bonds
Ser. A, 5.00%, 10/1/24	Baa3	500,000	572,677
Ser. A, 5.00%, 3/1/24	Baa3	800,000	898,027
Ser. D, 5.00%, 11/1/21	Baa3	450,000	458,798
4.00%, 8/1/25	Baa3	225,000	234,010
IL State Fin. Auth.
Mandatory Put Bonds (11/15/24), (OSF Hlth. Care Syst. Oblig. Group), Ser. B-1, 5.00%, 5/15/50	A	500,000	566,073
Mandatory Put Bonds (9/1/22), (Field Museum of Natural History), 0.575%, 11/1/34	A2	490,000	489,980
IL State Fin. Auth. Rev. Bonds, (Presbyterian Homes Oblig. Group), Ser. A, 5.00%, 11/1/23	A−/F	75,000	82,974
Northern IL U. Rev. Bonds, Ser. B, BAM, 5.00%, 4/1/22	AA	100,000	103,918
			3,970,233
Iowa (0.6%)
IA State Fin. Auth. Solid Waste Fac. Mandatory Put Bonds (4/1/24), (Gevo NW Iowa RNG, LLC), 1.50%, 1/1/42	Aa3	300,000	303,384
			303,384
Kentucky (1.9%)
KY Bond Dev. Corp. Edl. Fac. Rev. Bonds, (Transylvania U.), Ser. A
5.00%, 3/1/27	A−	160,000	192,958
4.00%, 3/1/25	A−	340,000	376,783
3.00%, 3/1/24	A−	330,000	348,254
			917,995

Short-Term Municipal Income Fund 21

MUNICIPAL BONDS AND NOTES (86.4%)* cont.	Rating**	Principal amount	Value
Louisiana (1.1%)
LA State Offshore Term. Auth. Deepwater Port Mandatory Put Bonds (12/1/23), (Loop, LLC), Ser. A, 1.65%, 9/1/33	A3	$400,000	$406,313
St. John The Baptist Parish Mandatory Put Bonds (7/1/24), (Marathon Oil Corp.), 2.125%, 6/1/37	Baa3	100,000	103,404
			509,717
Maryland (0.9%)
Frederick Cnty., Special Tax Bonds, (Oakdale-Lake Linganore), 2.625%, 7/1/24	BB/P	200,000	204,682
MD State Hlth. & Higher Ed. Fac. Auth. Rev. Bonds, (Stevenson U.), 5.00%, 6/1/29	BBB−	200,000	251,548
			456,230
Massachusetts (0.2%)
Lowell, Collegiate Charter School Rev. Bonds, 4.00%, 6/15/24	BB−/P	50,000	52,288
MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. SF-169, 4.00%, 12/1/44	Aa1	30,000	31,216
			83,504
Michigan (3.5%)
Detroit, G.O. Bonds, 5.00%, 4/1/25	Ba3	600,000	681,750
Flint, Hosp. Bldg. Auth. Rev. Bonds, (Hurley Med. Ctr.), Ser. B, 4.75%, 7/1/28	Ba1	560,000	591,923
MI State Fin. Auth. Rev. Bonds, (Tobacco Settlement), Ser. A-1, 2.326%, 6/1/30	A	425,000	439,634
			1,713,307
Minnesota (0.1%)
MN State Res. Hsg. Fin. Agcy. Rev. Bonds, Ser. A, 4.00%, 7/1/38	Aa1	60,000	62,882
			62,882
Mississippi (0.2%)
MS State Bus. Fin. Corp. Rev. Bonds, (System Energy Resources, Inc.), 2.50%, 4/1/22	BBB+	85,000	85,460
			85,460
Missouri (1.8%)
Kansas City, Indl. Dev. Auth. Arpt. Special Oblig. Rev. Bonds, 5.00%, 3/1/26	A2	500,000	597,919
Plaza at Noah’s Ark Cmnty. Impt. Dist. Rev. Bonds
3.00%, 5/1/23	B+/P	150,000	153,054
3.00%, 5/1/22	B+/P	125,000	126,312
			877,285
Montana (0.1%)
MT State Board of Hsg. Rev. Bonds, Ser. A-2, FHA Insd., 3.00%, 12/1/43	Aa1	25,000	25,872
			25,872
Nevada (1.6%)
Clark Cnty., G.O. Bonds, AMBAC, 3.00%, 11/1/35	Aa1	675,000	675,893
Las Vegas, Redev. Agcy. Tax Alloc. Bonds, 5.00%, 6/15/22	BBB+	100,000	104,457
			780,350

22 Short-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (86.4%)* cont.	Rating**	Principal amount	Value
New Jersey (3.9%)
NJ State Econ. Dev. Auth. Mandatory Put Bonds (6/1/23), (NJ-American Water Co., Inc.), 1.20%, 11/1/34	A1	$500,000	$506,283
NJ State Econ. Dev. Auth. Rev. Bonds
5.00%, 6/15/23	Baa1	220,000	241,306
5.00%, 6/15/22	Baa1	200,000	209,855
Ser. B, 5.00%, 11/1/21	Baa1	100,000	101,971
(School Fac. Construction), 1.60%, 9/1/27	Baa1	100,000	101,635
NJ State Trans. Trust Fund Auth. Rev. Bonds, Ser. AA, 5.25%, 6/15/30	Baa1	650,000	709,386
			1,870,436
New Mexico (0.9%)
Farmington, Poll. Control Mandatory Put Bonds (6/1/22)
(Public Service Co. of NM), Ser. B, 2.125%, 6/1/40	Baa2	100,000	101,752
(Public Service Co. of NM), 1.20%, 6/1/40	Baa2	150,000	151,071
NM State Hosp. Equip. Loan Council First Mtge. Rev. Bonds, (La Vida Expansion), Ser. C, 2.25%, 7/1/23	BBB−/F	200,000	200,168
			452,991
New York (6.3%)
Albany, Cap. Resource Corp. Rev. Bonds, (Empire Commons Student Hsg., Inc), 5.00%, 5/1/22	A	500,000	520,848
Long Island, Pwr. Auth. Elec. Syst. Mandatory Put Bonds (9/1/25), Ser. B, 0.85%, 9/1/50	A2	500,000	500,773
NY City, Hsg. Dev. Corp. Mandatory Put Bonds (7/3/23), Ser. B-2, 2.10%, 11/1/58	AA+	170,000	172,045
NY State Dorm. Auth. Rev. Bonds, (St. Joseph’s College)
5.00%, 7/1/30	BBB−/F	75,000	94,126
5.00%, 7/1/29	BBB−/F	75,000	93,045
5.00%, 7/1/28	BBB−/F	75,000	91,666
5.00%, 7/1/26	BBB−/F	200,000	235,355
5.00%, 7/1/24	BBB−/F	175,000	195,602
5.00%, 7/1/23	BBB−/F	100,000	108,314
5.00%, 7/1/21	BBB−/F	25,000	25,085
NY State Hsg. Fin. Agcy. Rev. Bonds, (Climate Bond Certified), FNMA Coll., 1.625%, 5/1/23	Aa2	760,000	760,644
NY State Trans. Special Fac. Dev. Corp. Rev. Bonds, (JFK Intl. Arpt. Term. 4, LLC), 5.00%, 12/1/25	Baa1	225,000	267,294
			3,064,797
North Carolina (0.3%)
NC State Med. Care Comm. Hlth. Care Fac. Rev. Bonds, (Lutheran Svcs. for the Aging, Inc. Oblig. Group), 3.00%, 3/1/23	BB/P	150,000	154,464
			154,464

Short-Term Municipal Income Fund 23

MUNICIPAL BONDS AND NOTES (86.4%)* cont.	Rating**	Principal amount	Value
Ohio (2.5%)
Akron Bath Coply Joint Twp. Hosp. Dist. Rev. Bonds, (Summa Hlth. Syst. Oblig. Group)
5.00%, 11/15/27	Baa2	$180,000	$223,035
5.00%, 11/15/25	Baa2	255,000	300,801
OH State Higher Edl. Fac. Comm. Rev. Bonds, (U. of Dayton), Ser. 06, AMBAC, 2.619%, 12/1/21	A+	665,000	671,513
			1,195,349
Pennsylvania (4.8%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds, (Allegheny Hlth. Network Oblig. Group), Ser. A, 5.00%, 4/1/22	A	200,000	207,905
Bethlehem, Area School Dist. Auth. Mandatory Put Bonds (11/1/21), 0.553%, 1/1/30	A1	150,000	150,000
Pittsburgh Wtr. & Swr. Auth. Mandatory Put Bonds (12/1/23), Ser. C, AGM, 0.70%, 9/1/40	AA	625,000	631,081
Scranton, School Dist. G.O. Bonds, Ser. 14-R, 0.925%, 4/1/31	A2	945,000	950,281
State Public School Bldg. Auth. Palease Rev. Bonds, (Philadelphia School Dist.), 5.00%, 6/1/23	A2	100,000	108,502
Westmoreland Cnty. Indl. Dev. Auth. Hlth. Syst. Rev. Bonds, (Excela Hlth. Oblig. Group), Ser. A
4.00%, 7/1/23	Baa1	150,000	161,033
4.00%, 7/1/22	Baa1	100,000	103,903
			2,312,705
Puerto Rico (0.4%)
Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds, Ser. CC, AGM, 5.50%, 7/1/29	AA	55,000	65,064
Cmnwlth. of PR, Infrastructure Fin. Auth. Special Tax Bonds, Ser. C, AMBAC, 5.50%, 7/1/26	C	25,000	27,253
Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds, Ser. L, NATL, 5.50%, 7/1/21	Baa2	108,834	109,076
			201,393
Rhode Island (0.2%)
RI Hlth. & Edl. Bldg. Corp. Rev. Bonds, (Lifespan Oblig. Group-Hosp. Fin.), 5.00%, 5/15/22	BBB+	100,000	104,298
			104,298
South Carolina (3.3%)
SC State Pub. Svcs. Auth. Rev. Bonds, (Santee Cooper), Ser. D
5.00%, 12/1/22 (Prerefunded 6/1/22)	A2	50,000	52,452
5.00%, 12/1/22 (Prerefunded 6/1/22)	AAA/P	50,000	52,426
SC Trans. Infrastructure Bank Mandatory Put Bonds (10/1/22), Ser. 03B, 0.524%, 10/1/31	Aa3	1,495,000	1,495,847
			1,600,725
Texas (2.3%)
Central TX Regl. Mobility Auth. Rev. Bonds, Ser. A, 5.00%, 1/1/22	A−	300,000	308,148
SA Energy Acquisition Pub. Fac. Corp. Rev. Bonds, (Gas Supply), 5.50%, 8/1/25	A2	75,000	89,009
Temple, Tax Increment Tax Alloc. Bonds, (Reinvestment Zone No. 1), Ser. A, BAM, 5.00%, 8/1/23 ##	AA	290,000	318,113

24 Short-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (86.4%)* cont.	Rating**	Principal amount	Value
Texas cont.
TX State Affordable Hsg. Corp. Rev. Bonds, Ser. A, GNMA, 5.25%, 9/1/28	Aaa	$100,000	$100,216
TX State Muni. Pwr. Agcy. Rev. Bonds, (Syst. Net/Transmission Converting Security), 5.00%, 9/1/47	A+	275,000	275,885
			1,091,371
Utah (1.1%)
UT Infrastructure Agcy. Rev. Bonds, Ser. A
3.00%, 10/15/26	BBB−/F	250,000	276,376
3.00%, 10/15/23	BBB−/F	250,000	264,733
			541,109
Virginia (1.3%)
VA State College Bldg. Auth. Edl. Fac. Rev. Bonds, Ser. B, 5.00%, 9/1/22 (Escrowed to Maturity)	AA+/P	160,000	169,582
VA State Small Bus. Fin. Auth. Rev. Bonds, (National Sr. Campuses, Inc. Oblig. Group)
5.00%, 1/1/25	A/F	250,000	287,116
5.00%, 1/1/24	A/F	150,000	166,722
			623,420
Washington (3.0%)
Port of Seattle Rev. Bonds, Ser. C, 5.00%, 5/1/24	A1	315,000	355,243
WA State Hlth. Care Fac. Auth.
Mandatory Put Bonds (7/1/22), (Fred Hutchinson Cancer Research Ctr.), Ser. B, 1.16%, 1/1/42	A+	100,000	100,329
Mandatory Put Bonds (7/3/23), (Fred Hutchinson Cancer Research Ctr.),1.10%, 1/1/42	A+	1,000,000	1,007,691
			1,463,263
Total municipal bonds and notes (cost $41,375,400)			$41,872,844

SHORT-TERM INVESTMENTS (17.1%)*		Shares	Value
Putnam Short Term Investment Fund Class P 0.08% L	Shares	8,278,066	$8,278,066
Total short-term investments (cost $8,278,066)			$8,278,066

TOTAL INVESTMENTS
Total investments (cost $49,653,466)	$50,150,910

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2020 through May 31, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $48,465,247.
**	The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.

Short-Term Municipal Income Fund 25

##	Forward commitment, in part or in entirety (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
	At the close of the reporting period, the fund maintained liquid assets totaling $2,752,318 to cover certain derivative contracts and the settlement of certain securities.
	144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
	On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 0.05%, 0.09% and 0.13%, respectively, as of the close of the reporting period.
	The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
	The dates shown on debt obligations are the original maturity dates.
	The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
	Health care	13.7%
	Transportation	10.1

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/21 (Unaudited)
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Citibank, N.A.
$1,000,000	$590	$—	6/15/21	—	0.50% minus Municipal Market Data Index AAA municipal yields 5 Year rate — At maturity	$(590)
Upfront premium received		—		Unrealized appreciation		—
Upfront premium (paid)		—		Unrealized (depreciation)		(590)
Total		$—		Total	$(590)

26 Short-Term Municipal Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$41,872,844	$—
Short-term investments	—	8,278,066	—
Totals by level	$—	$50,150,910	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Total return swap contracts	$—	$(590)	$—
Totals by level	$—	$(590)	$—

The accompanying notes are an integral part of these financial statements.

Short-Term Municipal Income Fund 27

Statement of assets and liabilities 5/31/21 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $41,375,400)	$41,872,844
Affiliated issuers (identified cost $8,278,066) (Notes 1 and 5)	8,278,066
Interest and other receivables	292,990
Receivable for shares of the fund sold	642,664
Receivable for investments sold	220,719
Receivable from Manager (Note 2)	27,012
Prepaid assets	59,673
Total assets	51,393,968

LIABILITIES
Payable for investments purchased	1,433,595
Payable for purchases of delayed delivery securities (Note 1)	1,318,133
Payable for shares of the fund repurchased	111,986
Payable for custodian fees (Note 2)	4,666
Payable for investor servicing fees (Note 2)	4,469
Payable for Trustee compensation and expenses (Note 2)	1,668
Payable for administrative services (Note 2)	143
Payable for distribution fees (Note 2)	10,739
Unrealized depreciation on OTC swap contracts (Note 1)	590
Other accrued expenses	42,732
Total liabilities	2,928,721

Net assets	$48,465,247

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$47,741,334
Total distributable earnings (Note 1)	723,913
Total — Representing net assets applicable to capital shares outstanding	$48,465,247

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($27,294,270 divided by 2,678,975 shares)	$10.19
Offering price per class A share (100/97.75 of $10.19)*	$10.42
Net asset value and offering price per class B share ($28,677 divided by 2,814 shares)**	$10.19
Net asset value and offering price per class C share ($378,752 divided by 37,196 shares)**	$10.18
Net asset value, offering price and redemption price per class R6 share
($2,542,126 divided by 249,633 shares)	$10.18
Net asset value, offering price and redemption price per class Y share
($18,221,422 divided by 1,788,603 shares)	$10.19

*On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

28 Short-Term Municipal Income Fund

Statement of operations Six months ended 5/31/21 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $1,204 from investments in affiliated issuers) (Note 5)	$327,206
Total investment income	327,206

EXPENSES
Compensation of Manager (Note 2)	63,977
Investor servicing fees (Note 2)	14,131
Custodian fees (Note 2)	4,480
Trustee compensation and expenses (Note 2)	1,027
Distribution fees (Note 2)	30,802
Administrative services (Note 2)	812
Auditing and tax fees	19,577
Blue sky expense	42,013
Other	9,608
Fees waived and reimbursed by Manager (Note 2)	(75,646)
Total expenses	110,781
Expense reduction (Note 2)	(20)
Net expenses	110,761

Net investment income	216,445

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	219,357
Futures contracts (Note 1)	4,665
Swap contracts (Note 1)	(475)
Total net realized gain	223,547
Change in net unrealized depreciation on:
Securities from unaffiliated issuers	(11,806)
Swap contracts	(9,926)
Total change in net unrealized depreciation	(21,732)

Net gain on investments	201,815

Net increase in net assets resulting from operations	$418,260

The accompanying notes are an integral part of these financial statements.

Short-Term Municipal Income Fund 29

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 5/31/21*	Year ended 11/30/20
Operations
Net investment income	$216,445	$471,314
Net realized gain on investments	223,547	103,300
Change in net unrealized appreciation (depreciation)
of investments	(21,732)	300,278
Net increase in net assets resulting from operations	418,260	874,892
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	—	(6,382)
Class B	—	(37)
Class C	—	(120)
Class R6	—	(557)
Class Y	—	(4,328)
From tax-exempt net investment income
Class A	(90,023)	(235,118)
Class B	(146)	(1,207)
Class C	(148)	(1,893)
Class R6	(13,326)	(24,981)
Class Y	(110,507)	(207,624)
Net realized short-term gain on investments
Class A	(27,691)	(3,104)
Class B	(70)	(8)
Class C	(635)	(63)
Class R6	(3,375)	(343)
Class Y	(30,761)	(3,381)
Increase from capital share transactions (Note 4)	1,761,817	21,416,719
Total increase in net assets	1,903,395	21,802,465

NET ASSETS
Beginning of period	46,561,852	24,759,387
End of period	$48,465,247	$46,561,852

*Unaudited.

The accompanying notes are an integral part of these financial statements.

30 Short-Term Municipal Income Fund

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Short-Term Municipal Income Fund 31

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	on investments	distributions	of period	value (%)[a]	(in thousands)	(%)[b,c]	net assets (%)[c]	(%)
Class A
May 31, 2021**	$10.15	.04	.05	.09	(.04)	(.01)	(.05)	$10.19	.94*	$27,294	.29 *	.40*	23*
November 30, 2020	10.08	.12	.07	.19	(.12)	—[e]	(.12)	10.15	1.95	20,955.59		1.19	51
November 30, 2019	9.95	.17	.13	.30	(.17)	—	(.17)	10.08	2.99	14,450.60		1.67	83
November 30, 2018	9.97	.14	(.02)	.12	(.14)	—	(.14)	9.95	1.22	9,792.61		1.43	76
November 30, 2017	9.92	.09	.05	.14	(.09)	—	(.09)	9.97	1.45	8,067	.60[d]	.93[d]	156
November 30, 2016	10.01	.06	(.09)	(.03)	(.06)	—	(.06)	9.92	(.33)	10,217	.60[d]	.56[d]	46
Class B
May 31, 2021**	$10.16	.03	.04	.07	(.03)	(.01)	(.04)	$10.19	.74*	$29	.39*	.31*	23*
November 30, 2020	10.08	.10	.08	.18	(.10)	—[e]	(.10)	10.16	1.84	51.79		1.05	51
November 30, 2019	9.95	.15	.12	.27	(.14)	—	(.14)	10.08	2.78	162.80		1.48	83
November 30, 2018	9.97	.12	(.02)	.10	(.12)	—	(.12)	9.95	1.01	168.81		1.23	76
November 30, 2017	9.91	.07	.06	.13	(.07)	—	(.07)	9.97	1.35	63	.80[d]	.74[d]	156
November 30, 2016	10.01	.04	(.10)	(.06)	(.04)	—	(.04)	9.91	(.63)	77	.80[d]	.36[d]	46
Class C
May 31, 2021**	$10.15	—[e]	.04	.04	—[e]	(.01)	(.01)	$10.18	.47*	$379	.67*	.03*	23*
November 30, 2020	10.08	.04	.08	.12	(.05)	—[e]	(.05)	10.15	1.22	423	1.34	.37	51
November 30, 2019	9.94	.09	.14	.23	(.09)	—	(.09)	10.08	2.32	311	1.35	.93	83
November 30, 2018	9.97	.07	(.03)	.04	(.07)	—	(.07)	9.94	.36	280	1.36	.68	76
November 30, 2017	9.91	.02	.06	.08	(.02)	—	(.02)	9.97	.81	314	1.33[d]	.22[d]	156
November 30, 2016	10.01	—[e]	(.10)	(.10)	—[e]	—	—[e]	9.91	(.99)	311	1.16[d]	—[d,f]	46
Class R6
May 31, 2021**	$10.15	.06	.03	.09	(.05)	(.01)	(.06)	$10.18	.97*	$2,542	.16*	.53*	23*
November 30, 2020	10.08	.14	.08	.22	(.15)	—[e]	(.15)	10.15	2.22	2,313.33		1.42	51
November 30, 2019	9.94	.20	.13	.33	(.19)	—	(.19)	10.08	3.37	1,347.33		1.95	83
November 30, 2018†	9.93	.10	.01	.11	(.10)	—	(.10)	9.94	1.10*	1,091	.17*	1.02*	76
Class Y
May 31, 2021**	$10.15	.05	.05	.10	(.05)	(.01)	(.06)	$10.19	1.06*	$18,221	.17*	.53*	23*
November 30, 2020	10.08	.14	.08	.22	(.15)	—[e]	(.15)	10.15	2.21	22,819.34		1.38	51
November 30, 2019	9.94	.19	.14	.33	(.19)	—	(.19)	10.08	3.34	8,489.35		1.93	83
November 30, 2018	9.97	.17	(.03)	.14	(.17)	—	(.17)	9.94	1.37	7,694.36		1.66	76
November 30, 2017	9.91	.12	.06	.18	(.12)	—	(.12)	9.97	1.81	7,223	.35[d]	1.18[d]	156
November 30, 2016	10.01	.08	(.10)	(.02)	(.08)	—	(.08)	9.91	(.18)	10,606	.35[d]	.81[d]	46

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32 Short-Term Municipal Income Fund	Short-Term Municipal Income Fund 33

Financial highlights cont.

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to November 30, 2018.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Reflects an involuntary contractual expense limitations in effect during the period. As a result of such limitations, the expenses of each class reflect a reduction of the following amount (Note 2):

				Percentage of average net assets
	5/31/21	11/30/20	11/30/19	11/30/18	11/30/17	11/30/16
Class A	0.16%	0.47%	0.84%	1.01%	1.05%	1.02%
Class B	0.16	0.47	0.84	1.01	1.05	1.02
Class C	0.16	0.47	0.84	1.01	1.05	1.02
Class R6	0.16	0.47	0.84	0.54	N/A	N/A
Class Y	0.16	0.47	0.84	1.01	1.05	1.02

d Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields for the fund. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets.

	11/30/17	11/30/16
Class A	N/A	N/A
Class B	N/A	N/A
Class C	0.02%	0.19%
Class Y	N/A	N/A

e Amount represents less than $0.01 per share.

f Amount represents less than 0.01%.

The accompanying notes are an integral part of these financial statements.

34 Short-Term Municipal Income Fund

Notes to financial statements 5/31/21 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2020 through May 31, 2021.

Putnam Short-Term Municipal Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)) and that have short-term maturities (i.e., three years or less). The bonds the fund invests in are mainly investment-grade in quality. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in tax-exempt investments, which for purposes of this policy include investments paying interest subject to the federal AMT for individuals. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/ or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 2.25%. Class A shares generally are not subject to a contingent deferred sales charge and class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Prior to March 1, 2021, class C shares generally converted to class A shares after approximately ten years. Class R6 shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R6 shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R6 shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses

Short-Term Municipal Income Fund 35

unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

36 Short-Term Municipal Income Fund

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $590 on open derivative contracts subject to the Master Agreements. There was no collateral pledged by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to

Short-Term Municipal Income Fund 37

1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $49,653,466, resulting in gross unrealized appreciation and depreciation of $520,787 and $23,933, respectively, or net unrealized appreciation of $496,854.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.440%	of the first $5 billion,	0.240%	of the next $50 billion,
0.390%	of the next $5 billion,	0.220%	of the next $50 billion,
0.340%	of the next $10 billion,	0.210%	of the next $100 billion and
0.290%	of the next $10 billion,	0.205%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.136% of the fund’s average net assets.

Putnam Management has contractually agreed, through March 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal

38 Short-Term Municipal Income Fund

year-to-date period. During the reporting period, the fund’s expenses were reduced by $30,437 as a result of this limit.

Putnam Management has also contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through March 30, 2023, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.28% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $45,209 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$6,935	Class R6	633
Class B	15	Class Y	6,424
Class C	124	Total	$14,131

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $20 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $30, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Short-Term Municipal Income Fund 39

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$28,652
Class B	1.00%	0.45%	108
Class C	1.00%	1.00%	2,042
Total			$30,802

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $3,657 from the sale of class A shares and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $128 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$9,934,305	$14,560,885
U.S. government securities (Long-term)	—	—
Total	$9,934,305	$14,560,885

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 5/31/21		YEAR ENDED 11/30/20
Class A	Shares	Amount	Shares	Amount
Shares sold	1,231,451	$12,533,858	2,497,036	$25,185,681
Shares issued in connection with
reinvestment of distributions	11,619	117,714	23,891	241,065
	1,243,070	12,651,572	2,520,927	25,426,746
Shares repurchased	(627,734)	(6,385,018)	(1,890,871)	(19,062,006)
Net increase	615,336	$6,266,554	630,056	$6,364,740

40 Short-Term Municipal Income Fund

	SIX MONTHS ENDED 5/31/21		YEAR ENDED 11/30/20
Class B	Shares	Amount	Shares	Amount
Shares sold	—	$—	601	$6,002
Shares issued in connection with
reinvestment of distributions	22	216	122	1,228
	22	216	723	7,230
Shares repurchased	(2,251)	(22,905)	(11,747)	(118,481)
Net decrease	(2,229)	$(22,689)	(11,024)	$(111,251)

	SIX MONTHS ENDED 5/31/21		YEAR ENDED 11/30/20
Class C	Shares	Amount	Shares	Amount
Shares sold	12,313	$125,364	72,378	$733,108
Shares issued in connection with
reinvestment of distributions	76	769	207	2,076
	12,389	126,133	72,585	735,184
Shares repurchased	(16,898)	(171,782)	(61,761)	(624,273)
Net increase (decrease)	(4,509)	$(45,649)	10,824	$110,911

	SIX MONTHS ENDED 5/31/21		YEAR ENDED 11/30/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	36,923	$375,255	142,009	$1,429,568
Shares issued in connection with
reinvestment of distributions	1,597	16,233	2,402	24,237
	38,520	391,488	144,411	1,453,805
Shares repurchased	(16,752)	(170,215)	(50,208)	(506,410)
Net increase	21,768	$221,273	94,203	$947,395

	SIX MONTHS ENDED 5/31/21		YEAR ENDED 11/30/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	913,810	$9,294,588	2,256,935	$22,698,672
Shares issued in connection with
reinvestment of distributions	13,876	141,079	20,933	211,390
	927,686	9,435,667	2,277,868	22,910,062
Shares repurchased	(1,386,729)	(14,093,339)	(872,537)	(8,805,138)
Net increase (decrease)	(459,043)	$(4,657,672)	1,405,331	$14,104,924

Short-Term Municipal Income Fund 41

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 11/30/20	cost	proceeds	income	of 5/31/21
Short-term investments
Putnam Short Term
Investment Fund*	$1,865,119	$24,744,443	$18,331,496	$1,204	$8,278,066
Total Short-term
investments	$1,865,119	$24,744,443	$18,331,496	$1,204	$8,278,066

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration, announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the date on which the applicable rate ceases to be published.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

42 Short-Term Municipal Income Fund

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	—*
OTC total return swap contracts (notional)	$1,000,000

* For the reporting period, there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Interest rate contracts	Receivables	$—	Payables	$590
Total		$—		$590

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$4,665	$(475)	$4,190
Total	$4,665	$(475)	$4,190

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Swaps	Total
Interest rate contracts	$(9,926)	$(9,926)
Total	$(9,926)	$(9,926)

Short-Term Municipal Income Fund 43

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Citibank, N.A.	Total
Assets:
OTC Total return swap contracts*#	$—	$—
Total Assets	$—	$—
Liabilities:
OTC Total return swap contracts*#	590	590
Total Liabilities	$590	$590
Total Financial and Derivative Net Assets	$(590)	$(590)
Total collateral received (pledged)†##	$—
Net amount	$(590)
Controlled collateral received (including
TBA commitments)**	$—	$—
Uncontrolled collateral received	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 9: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

44 Short-Term Municipal Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Jonathan S. Horwitz
Putnam Investment	Kenneth R. Leibler, Chair	Executive Vice President,
Management, LLC	Liaquat Ahamed	Principal Executive Officer,
100 Federal Street	Ravi Akhoury	and Compliance Liaison
Boston, MA 02110	Barbara M. Baumann
	Katinka Domotorffy	Richard T. Kircher
Investment Sub-Advisor	Catharine Bond Hill	Vice President and BSA
Putnam Investments Limited	Paul L. Joskow	Compliance Officer
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Susan G. Malloy
	Manoj P. Singh	Vice President and
Marketing Services	Mona K. Sutphen	Assistant Treasurer
Putnam Retail Management
100 Federal Street	Officers	Denere P. Poulack
Boston, MA 02110	Robert L. Reynolds	Assistant Vice President, Assistant
	President	Clerk, and Assistant Treasurer
Custodian
State Street Bank	James F. Clark	Janet C. Smith
and Trust Company	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Legal Counsel		Principal Accounting Officer,
Ropes & Gray LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Stephen J. Tate
	Governance, Assistant Clerk,	Vice President and
	and Assistant Treasurer	Chief Legal Officer

	Michael J. Higgins	Mark C. Trenchard
	Vice President, Treasurer,	Vice President
and Clerk

This report is for the information of shareholders of Putnam Short-Term Municipal Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 28, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: July 28, 2021